UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):
March 31, 2017
______________
QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)

18111 Von Karman, Suite 800
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On March 31, 2017, Quality Systems, Inc. (the “Company”) entered into a Separation Agreement and General Release (the “Separation Agreement”) with Daniel J. Morefield, the Company’s Executive Vice President and Chief Operating Officer, with a separation date of April 15, 2017 (the “Separation Date”). A description of the Separation Agreement is contained in Item 5.02 below and incorporated by reference into this Item 1.01.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Daniel J. Morefield as Chief Operating Officer
On March 31, 2017, Mr. Morefield tendered his resignation from his position as the Company’s Executive Vice President and Chief Operating Officer, effective on the Separation Date. Mr. Morefield has served as a member of the Company’s executive team since 2012. We thank Mr. Morefield for his material assistance in the restructuring of the organization these last two years. We wish him well in his future endeavors.
Concurrently with Mr. Morefield’s resignation, the Company and Mr. Morefield entered into the Separation Agreement. Provided that the Separation Agreement has not been revoked by Mr. Morefield prior to the expiration of the seven day revocation period described below, under the terms of the Separation Agreement:

•	The Company will pay Mr. Morefield a lump sum separation payment of $450,333.

•
Provided that Mr. Morefield makes a timely election for continued coverage pursuant to COBRA, the Company will reimburse Mr. Morefield for his and his applicable dependent(s)’ continued coverage under the Company’s group health care plan until April 15, 2018 (or until such earlier date as Mr. Morefield becomes eligible for coverage under another employer’s group health care plan).

•
Subject to the Company’s attainment of applicable performance goals for the fiscal year ending March 31, 2017, Mr. Morefield is eligible to receive a cash payment equal to the value of his cash bonus payable under the Company’s fiscal year 2017 compensation program that is tied to the Company’s fiscal year 2017 performance.

Additionally, the Separation Agreement contains a mutual general release of claims by Mr. Morefield and the Company, as well as confidentiality, non-solicitation, non-disparagement and other provisions customary for an agreement of this type.
Pursuant to applicable law, Mr. Morefield has a period of seven calendar days to revoke the Separation Agreement by providing the Company with written notice of such revocation. Any revocation of the Separation Agreement, however, shall not affect the finality of the separation of Mr. Morefield’s employment with the Company on the Separation Date.
All compensatory arrangements in the Separation Agreement were approved by the Compensation Committee of the Board of Directors (the “Board”) of the Company.
The foregoing summary of the Separation Agreement is qualified in its entirety by the text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Appointment of Scott E. Bostick as Chief Operating Officer
On April 3, 2017, the Board appointed Scott E. Bostick to succeed Mr. Morefield as Executive Vice President and Chief Operating Officer of the Company, effective April 15, 2017.
Mr. Bostick, age 52, joined the Company in March 2016 as the Chief Client Officer. Previously, Mr. Bostick served as the Senior Vice President leading the America’s Commercial Organization at CareFusion Corp. from 2009 to 2015. Prior to that, Mr. Bostick served in a number of VP and General Manager roles leading business units for Cardinal Health from 1998 to 2009. Mr. Bostick holds a Bachelor of Science degree from the University of Florida, and participated in an executive education program at Boston University.
There will be no change to Mr. Bostick’s existing compensatory arrangements. Mr. Bostick will continue to serve as an at-will employee, with compensation consisting of the components disclosed below. Any future changes to his compensation, including future bonus opportunities and equity grants for subsequent fiscal years, will be determined by the Board’s Compensation Committee and disclosed when approved in the Company’s 2017 Proxy Statement or in the same manner in which the Company discloses compensatory arrangements for its executive officers.

•	Mr. Bostick shall be paid an annual base salary of $400,000.00.

•
Mr. Bostick is eligible to receive a fiscal year 2017 cash bonus of up to 60% of his base salary, subject to the Company’s attainment of the financial objectives and achievement of certain performance targets established under the Company’s Management Incentive Plan, provided that Mr. Bostick continues to be employed by the Company on the date such bonus is payable.

•	Mr. Bostick and his family are eligible to participate in the Company’s health and welfare benefit plans to the same extent generally applicable to all executive officers of the Company.

•	Mr. Bostick is entitled to three weeks of paid vacation leave per year, and to accrue a maximum of six weeks of paid vacation leave.
In accordance with the Company’s standard practices for senior officers, the Company previously entered into an indemnification agreement with Mr. Bostick, which is substantially consistent with the Company’s form of Indemnification Agreement, filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 28, 2013, and is incorporated herein by reference.
There are no arrangements or understandings between Mr. Bostick and any other person pursuant to which Mr. Bostick was appointed to serve as the Executive Vice President and Chief Operating Officer of the Company. There are no family relationships between Mr. Bostick and any director or executive officer of the Company, and Mr. Bostick has no direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.
The Company issued a press release on April 4, 2017, announcing Mr. Morefield’s resignation and the appointment of Mr. Bostick to the position of Executive Vice President and Chief Operating Officer of the Company. The press release making these announcements is attached hereto as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement and General Release, dated March 31, 2017, between Daniel J. Morefield and Quality Systems, Inc.
99.1	Press release dated April 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2017	QUALITY SYSTEMS, INC.
	By:	/s/ Jocelyn A. Leavitt
Jocelyn A. Leavitt
Executive Vice President, General Counsel and Secretary

EXHIBITS ATTACHED TO THIS CURRENT REPORT ON FORM 8-K

Exhibit No.	Description
10.1	Separation Agreement and General Release, dated March 31, 2017, between Daniel J. Morefield and Quality Systems, Inc.
99.1	Press release dated April 4, 2017.